EXHIBIT 10.5

Supplemental Agreement No. 46

to

Purchase Agreement No. 1951

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

June 25, 2008 by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits, and Letter Agreements:

      Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 46.
      Remove and replace, in their entirety, pages T-6-1 and T-6-2 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft", with the revised pages T-6-1 and T-6-2 of Table 1 attached hereto.
      Remove and replace, in their entirety, page T-2-2, T-2-3 and T-2-4 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised page T-2-2 and T-2-3 of Table 1 attached hereto.
      Incorporate Letter Agreement 6-1162-SEE-133, Model 737-924ER Performance Guarantees - Settlement.

1.5 Remove and replace, I n its entirety, Letter Agreement 6-1162-MMF-311R5 entitled [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the revised Letter Agreement 6-1162-MMF-311R6 attached hereto.

1.6 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R9 entitled "Special Matters", with the revised Letter Agreement 6-1162-GOC-131R10 attached hereto reflecting agreement to use the appropriate factor contained in Boeing's 4th Qtr 2007 escalation forecast package for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.7 Remove and replace, in its entirety, the cover page to Exhibit A-1.1 entitled "Aircraft Configuration - Model 737-724 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

" with the revised cover page reflecting revision documented in SA-41 to revise title to "Aircraft Configuration - Model 737-724[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Susan Englander By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 39

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 39

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail Specification 7-1 SA 39

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 39

9. Representatives, Inspection, Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and Release; Exclusion of Liabilities;
Customer Support; Indemnification and Insurance 12-1

13. Buyer Furnished Equipment and Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 39

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 46

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 45

Aircraft Deliveries and
Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 39

Aircraft Deliveries and
Descriptions - 737-900ER T-6 SA 46

EXHIBITS

A-1 Aircraft Configuration - Model 737-724

(Aircraft delivering through July 2004) SA 26

A-1.1 Aircraft Configuration - Model 737-724

(Aircraft delivering on or after August 2004) SA 46

A-2 Aircraft Configuration - Model 737-824

(Aircraft delivering through July 2004) SA 26

A-2.1 Aircraft Configuration - Model 737-824

(Aircraft delivering August 2004

through December 2007) SA 41

A-2.2 Aircraft Configuration - Model 737-824

(Aircraft delivering January 2008 through July 2008 SA 45

A-2.3 Aircraft Configuration - Model 737-824

(Aircraft delivering after July 2008)........ SA 45

A-3 Aircraft Configuration - Model 737-624 SA 1

SA

Number

EXHIBITS (continued)

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 26

A-6 Aircraft Configuration - Model 737-924ER SA 45

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A-6.1 Aircraft Configuration - Model 737-924ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -
Minor Model Differences SA 39

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 1

D1 Airframe and Engine Price Adjustments -

Current Generation Aircraft SA 1

SA

Number

EXHIBITS (continued)

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 5

D3 Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 41

D4 Escalation Adjustment - Airframe and

Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 41

E Buyer Furnished Equipment
Provisions Document SA 39

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R4 Seller Purchased Equipment SA 39

1951-3R22 Option Aircraft-Model 737-824 Aircraft SA 38

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R3 Promotional Support - New Generation

Aircraft SA 39

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R20 Option Aircraft-Model 737-724 Aircraft SA 45

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R7 Option Aircraft - Model 737-924 Aircraft SA 32

1951-13 Configuration Matters - Model 737-924 SA 5
    Installation of Cabin Systems Equipment

737-924 SA 22

1951-15 Configuration Matters - Model 737-924ER SA 39

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R4 Disclosure of Confidential

Information SA 39

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

6-1162-MMF-311R6 Lease of Additional Gross Weight

for Model 737 Aircraft SA 46

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 31

6-1162-GOC-131R10 Special Matters SA 46

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 8

SA

Number

RESTRICTED LETTER AGREEMENTS (continued)

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]   SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 15

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 16

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model

737NG and 757-300 Aircraft SA 30

6-1162-MSA-768 Performance Guarantees - Model

737-924ER Aircraft SA 39

6-1162-SEE-133 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 46

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10, 1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10, 1997

Supplemental Agreement No. 5 May 21, 1998

Supplemental Agreement No. 6 July 30, 1998

Supplemental Agreement No. 7 November 12, 1998

Supplemental Agreement No. 8 December 7, 1998

Supplemental Agreement No. 9 February 18, 1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14, 1999

Supplemental Agreement No. 12 July 2, 1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13, 1999

Supplemental Agreement No. 15 January 13, 2000

Supplemental Agreement No. 16 March 17, 2000

Supplemental Agreement No. 17 May 16, 2000

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

Supplemental Agreement No. 21 March 30, 2001

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

Supplemental Agreement No. 32 December 29, 2004

Supplemental Agreement No. 33 December 29, 2004

Supplemental Agreement No. 34 June 22, 2005

Supplemental Agreement No. 35 June 30, 2005

Supplemental Agreement No. 36 July 21, 2005

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 37 March 30, 2006

Supplemental Agreement No. 38 June 6, 2006

Supplemental Agreement No. 39 August 3, 2006

Supplemental Agreement No. 40 December 5, 2006

Supplemental Agreement No. 41 June 1, 2007

Supplemental Agreement No. 42 June 13, 2007

Supplemental Agreement No. 43 July 18, 2007

Supplemental Agreement No. 44 December 7, 2007

Supplemental Agreement No. 45 February 20, 2008

Supplemental Agreement No. 46 June 25, 2008

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALContinental Airlines, Inc.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-1.1 to Purchase Agreement Number 1951

(737-724 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R6

June 25, 2008

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject: Letter Agreement No. 6-1162-MMF-311R6 to Purchase Agreement No. 1951 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R5 dated August 3, 2006.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-MMF-308R6, "Disclosure of Confidential Information."

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By _/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 25, 2008

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance

Attachment A to
Letter Agreement 6-1162-MMF-311R6

Date: June 25, 2008

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Attention: Technical Department

Reference: Letter Agreement 6-1162-MMF-311R6 to
Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile: TBD

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By: __________________

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-SEE-133

June 25, 2008

Continental Airlines, Inc.

1600 Smith Street HQSFM

Houston, TX 77002

Subject: Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: 1) Purchase Agreement No. 1951 dated July 23, 1996 between The Boeing Company and Continental Airlines, Inc.

2) Letter Agreement 6-1162-MSA-768 dated August 3, 2006, Performance Guarantees - Model 737-900ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends and supplements Purchase Agreement No. 1951 dated July 23, 1996 (The Agreement) between The Boeing Company and Continental Airlines, Inc. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Confidential Treatment. Boeing and Customer understand that certain commercial and financial information contained in this Letter Agreement is considered confidential. Both parties agree to treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By      /s/ Susan Englander

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    June 25 , 2008

CONTINENTAL AIRLINES, INC.

By  /s/ Gerald Laderman

Its  Senior Vice President-Finance and Treasurer

June 25, 2008

6-1162-GOC-131R10

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-GOC-131R10 to Purchase

Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-131R9 dated June 25, 2007.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Advance Payment Schedule.

2.1 Firm Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft and follow-on Firm. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: __June 25, 2008____________

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer